Exhibit 99.1

Shaw Reports First Quarter Fiscal Year 2011 Financial Results

BATON ROUGE, La.--(BUSINESS WIRE)--January 6, 2011--The Shaw Group Inc. (NYSE: SHAW) today announced financial results for the first quarter of fiscal year 2011, which ended Nov. 30, 2010.

First Quarter Fiscal Year 2011 Highlights:

  Shaw becomes the exclusive partner for Toshiba Advanced Boiling Water Reactor (ABWR) nuclear power technology and is named engineering, procurement and construction (EPC) contractor for the South Texas Project Expansion
  Standard & Poor’s upgrades Shaw to investment grade
  Earnings largely driven by operating performance in Environmental & Infrastructure and Plant Services segments
  Earnings impacted by a non-cash, non-operating foreign exchange translation loss in the Westinghouse segment
  A split jury verdict related to Xcel Energy’s Comanche project resulted in a charge of $63.4 million pre-tax ($38.7 million after tax), or $0.45 per share after tax, generating a loss for the quarter. The decision also results in Xcel making a cash payment to Shaw of approximately $40 million.

“Although we continue to achieve strong operating performance in our Environmental & Infrastructure and Plant Services segments, the charge on the Comanche project, coupled with continued volatility from foreign exchange rates, had a significant, negative impact on our earnings this quarter,” said J.M. Bernhard Jr., chairman, president and chief executive officer of Shaw. “However, we expect to see an increase in our earnings and backlog in the second half of fiscal year 2011. And with the global announcements in our Power segment and the ramp-up of our U.S. nuclear projects, we are expecting strong earnings growth in fiscal year 2012.”

Financial Results:

Because of the non-cash, non-operational impact on reported earnings resulting solely from movement in exchange rates between the U.S. dollar and the Japanese yen, Shaw uses financial results excluding its Westinghouse segment to communicate financial performance.

The following results exclude Shaw’s Westinghouse segment:

Three Months Ended Nov. 30 Excluding the Westinghouse Segment
	2010	2009
Net Income Attributable to Shaw	$(5.0) million	$48.6 million
Diluted Earnings Per Share (including Comanche charge)	$(0.06)	$0.57
EBITDA	$11.2 million	$96.4 million
Revenues	$1.5 billion	$1.9 billion
Net Cash from Operating Activities	$(194.3) million	$125.4 million
Total Cash	$1.6 billion	$1.6 billion
Backlog of Unfilled Orders	$19.1 billion	$22.0 billion

For the first quarter of fiscal year 2011, Shaw’s Westinghouse segment includes a non-cash, non-operating foreign exchange translation loss of $12.4 million pre-tax, or $7.6 million after tax. The prior year’s period included a non-cash foreign exchange translation loss of $102.3 million pre-tax, or $62.8 million after tax.

The following results include Shaw’s Westinghouse segment:

Three Months Ended Nov. 30 Including the Westinghouse Segment
	2010	2009
Net Income Attributable to Shaw	$(16.4) million	$(20.5) million
Diluted Earnings Per Share (including Comanche charge)	$(0.19)	$(0.25)
EBITDA	$2.8 million	$(6.6) million
Revenues	$1.5 billion	$1.9 billion
Net Cash from Operating Activities	$(212.0) million	$108.0 million
Total Cash	$1.6 billion	$1.6 billion
Backlog of Unfilled Orders	$19.1 billion	$22.0 billion

Fiscal Year 2011 Guidance:

Guidance for fiscal year 2011 is as follows, revised Nov. 16, 2010:

  Revenue: approximately $6.5 billion
  Diluted earnings per share, excluding Westinghouse: $1.70 - $1.80 per share
    $0.30 - $0.35 first half
    $1.40 - $1.45 second half
  Operating cash flow: approximately $115 - $160 million

Conference Call and Webcast:

A conference call to discuss the company’s financial results will be held today, Thursday, Jan. 6, 2011, at 5 p.m. Eastern time (4 p.m. Central time). A slide presentation will be posted on the Investor Relations page of Shaw's website at www.shawgrp.com approximately one hour prior to the conference call. Interested parties may dial 1.800.471.6718 to listen to the conference call live or access a live audio webcast on the Investor Relations page of Shaw’s website at www.shawgrp.com.

A replay of the conference call will be available by telephone, as well as on the company’s website, approximately one hour after the conclusion of the call. To listen to a replay of the conference call by telephone, dial 1.888.843.7419 and use pass code 28680770#.

Investment in Westinghouse:

Shaw has a 20 percent equity interest in companies collectively known as the Westinghouse Group. Shaw financed this investment partially through issuing limited recourse Japanese yen-denominated bonds and, to mitigate the risk associated with foreign currency exchange, simultaneously entered into a yen-denominated put option agreement with Toshiba, which provides Shaw the option to sell all or part of its equity interest to Toshiba and receive payments in Japanese yen.

For U.S. reporting purposes, the yen-denominated bonds are revalued at each quarter’s end to the current U.S. dollar exchange rate; however, the put option, which naturally hedges the foreign exchange movements of the Japanese yen-denominated bonds, is not revalued at current exchange rates for U.S. financial reporting purposes. Thus, our reported financial results frequently reflect the volatility of the yen-dollar exchange rates showing significant non-cash translation exchange gains or losses.

Calculation of EBITDA:

Shaw defines EBITDA as earnings before interest expense, income taxes, depreciation and amortization. EBITDA is an important financial measure used by Shaw to assess performance. Although it is calculated using components derived from our financial statements prepared under generally accepted accounting principles (GAAP), EBITDA itself is not a GAAP measure.

A table reconciling EBITDA to its most directly comparable GAAP measure is included in the summarized financial information within this release. Calculations of EBITDA should not be viewed as a substitute for calculations under GAAP, including net cash provided by operations, operating income and net income attributable to Shaw. In addition, EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company.

Calculation of Total Cash:

Shaw defines total cash as the sum of cash and cash equivalents, restricted and escrowed cash and cash equivalents, short-term investments and restricted short-term investments.

About Shaw:

The Shaw Group Inc. (NYSE:SHAW) is a leading global provider of engineering, construction, technology, fabrication, remediation and support services for clients in the energy, chemicals, environmental, infrastructure and emergency response industries. A Fortune 500 company with fiscal year 2010 annual revenues of $7 billion, Shaw has approximately 27,000 employees around the world and is the power sector industry leader according to Engineering News-Record’s list of Top 500 Design Firms. For more information, please visit Shaw’s website at www.shawgrp.com.

This press release contains forward-looking statements and information about our current and future prospects, operations and financial results, which are based on currently available information. Actual future results and financial performance could vary significantly from those anticipated in such statements.

Among the factors that could cause future events or transactions to differ from those we expect are those risks discussed in our Annual Report on Form 10-K for the fiscal year ended August 31, 2010, our Quarterly Reports on Form 10-Q for the quarters ended February 28, 2010, May 31, 2010 and November 30, 2010, and other reports filed with the Securities and Exchange Commission (SEC). Please read our “Risk Factors” and other cautionary statements contained in these filings. Our current expectations may not be realized as a result of, among other things:

  Changes in our clients’ financial conditions, including their capital spending;
  Our ability to obtain new contracts and meet our performance obligations;
  Client contract cancellations or modifications to contract scope;
  Worsening global economic conditions;
  Changes to the regulatory environment;
  Litigation or arbitration decisions;
  Failure to achieve projected backlog.

As a result of these risks and others, actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise.

THE SHAW GROUP INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED NOVEMBER 30, 2010 AND 2009
(in thousands, except per share amounts)

	Three Months Ended
	2010	2009
Revenues	$1,542,574	$1,858,515
Cost of revenues	1,481,679	1,703,779
Gross profit	60,895	154,736
Selling, general and administrative expenses	70,895	75,777
Operating income	(10,000)	78,959
Interest expense	(1,336)	(980)
Interest expense on Japanese yen-denominated bonds, including accretion and amortization	(10,515)	(9,358)
Interest income	2,321	1,959
Foreign currency translation losses on Japanese yen-denominated bonds, net	(12,410)	(102,339)
Other foreign currency transaction gains (losses), net	998	(417)
Other income (expense), net	385	5,046
Income (loss) before income taxes and earnings from unconsolidated entities	(30,557)	(27,130)
Provision (benefit) for income taxes	(12,003)	(11,151)
Income (loss) before earnings from unconsolidated entities	(18,554)	(15,979)
Income (loss) from 20% Investment in Westinghouse, net of income taxes	2,479	(368)
Earnings (losses) from unconsolidated entities, net of income taxes	393	208
Net income (loss)	$(15,682)	$(16,139)
Less: Net income attributable to noncontrolling interests	753	4,346
Net income (loss) attributable to Shaw	$(16,435)	$(20,485)

Net income (loss) attributable to Shaw per common share:
Basic	$(0.19)	$(0.25)
Diluted	$(0.19)	$(0.25)

Weighted average shares outstanding:
Basic	84,898	83,420
Diluted	84,898	83,420

THE SHAW GROUP INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
AS OF NOVEMBER 30, 2010 AND AUGUST 31, 2010
(in thousands, except per share amounts)

	November 30, 2010 (Unaudited)	August 31, 2010

ASSETS
Current assets:
Cash and cash equivalents	$599,829	$912,736
Restricted and escrowed cash and cash equivalents	87,405	33,926
Short-term investments	601,985	551,960
Restricted short-term investments	262,609	321,056
Accounts receivable, including retainage, net	828,335	833,574
Inventories	237,710	228,891
Costs and estimated earnings in excess of billings on uncompleted contracts, including claims	522,534	637,651
Deferred income taxes	315,274	319,712
Investment in Westinghouse	999,719	967,916
Prepaid expenses and other current assets	72,554	64,468
Total current assets	4,527,954	4,871,890
Investments in and advances to unconsolidated entities, joint ventures and limited partnerships	19,012	11,656
Property and equipment, at cost	807,123	777,739
Less accumulated depreciation	(308,846)	(293,098)
Property and equipment, net	498,277	484,641
Goodwill	499,868	499,495
Intangible assets	15,556	18,040
Deferred income taxes	14,330	14,925
Other assets	104,312	95,622
Total assets	$5,679,309	$5,996,269

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$739,479	$878,984
Accrued salaries, wages and benefits	129,867	149,010
Other accrued liabilities	191,581	194,077
Advanced billings and billings in excess of costs and estimated earnings on uncompleted contracts	1,309,587	1,468,432
Japanese yen-denominated bonds secured by Investment in Westinghouse	1,532,927	1,520,674
Interest rate swap contract on Japanese yen-denominated bonds	27,890	33,242
Short-term debt and current maturities of long-term debt	1,247	4,479
Total current liabilities	3,932,578	4,248,898
Long-term debt, less current maturities	894	979
Deferred income taxes	52,747	59,282
Other liabilities	97,042	99,829
Total liabilities	4,083,261	4,408,988
Shaw shareholders' equity:
Preferred Stock, no par value, 20,000,000 shares authorized; no shares issued and outstanding	-	-
Common Stock, no par value, 200,000,000 shares authorized; 90,797,962 and 90,669,011 shares issued, respectively; and 85,027,959 and 84,913,062 shares outstanding, respectively	1,294,782	1,283,890
Retained earnings	499,930	516,365
Accumulated other comprehensive loss	(117,205)	(142,645)
Treasury stock, 5,770,003 shares and 5,755,949 shares, respectively	(117,889)	(117,453)
Total Shaw shareholders' equity	1,559,618	1,540,157
Noncontrolling interests	36,430	47,124
Total equity	1,596,048	1,587,281
Total liabilities and equity	$5,679,309	$5,996,269

THE SHAW GROUP INC. AND SUBSIDIARIES
REVENUES BY GEOGRAPHY FOR THE THREE MONTHS ENDED NOVEMBER 30, 2010 AND 2009
(in millions)

	Three Months Ended
	2010		2009
	(in millions)%		(in millions)%
United States	$1,308.2	85	$1,455.5	78
Asia/Pacific Rim Countries	168.0	11	269.0	15
Middle East	25.6	2	92.7	5
Canada	3.3	–	3.6	–
United Kingdom and other European Countries	28.1	2	25.1	1
South America and Mexico	4.7	–	3.5	–
Other	4.7	–	9.1	1
Total revenues	$1,542.6	100%	$1,858.5	100%

THE SHAW GROUP INC. AND SUBSIDIARIES BACKLOG BY SEGMENT AS OF NOVEMBER 30, 2010 AND AUGUST 31, 2010
(in millions)

	November 30, 2010%		August 31, 2010%

Power	$10,920.1	57	$11,407.9	57
Plant Services	1,660.9	9	1,850.0	9
E&I	4,739.6	25	4,942.8	25
E&C	543.4	3	671.0	3
F&M	1,242.1	6	1,246.7	6
Total backlog	$19,106.1	100%	$20,118.4	100%

THE SHAW GROUP INC. AND SUBSIDIARIES REVENUES AND GROSS PROFIT BY SEGMENT
FOR THE THREE MONTHS ENDED NOVEMBER 30, 2010 AND 2009
(in millions, except percentages)

	Three Months Ended
	2010	2009

Revenues
Power	$505.0	$579.5
Plant Services	257.8	293.4
E&I	518.6	528.3
E&C	177.6	339.3
F&M	83.6	117.9
Corporate	–	0.1
Total revenues	$1,542.6	$1,858.5

Gross profit
Power	$(29.5)	$33.0
Plant Services	23.3	20.2
E&I	48.4	47.5
E&C	5.6	34.2
F&M	12.1	20.7
Corporate	1.0	(0.9)
Total gross profit	$60.9	$154.7

Gross profit percentage
Power	(5.8)%	5.7%
Plant Services	9.0	6.9
E&I	9.3	9.0
E&C	3.2	10.1
F&M	14.5	17.6
Corporate	NM	NM
Total gross profit percentage	3.9%	8.3%

NM - Not Meaningful

The Shaw Group Inc. believes it is important that we discuss our operating results excluding the Investment in Westinghouse segment. We acquired a 20 percent interest in Westinghouse in October 2006. We have classified the Investment in Westinghouse as a separate operating segment. The majority of the activity related to this segment will be recorded below the operating income line. During the quarter, we have recorded interest expense, as well as other significant non-cash charges related to the investment. We believe that presenting our financial results excluding the Investment in Westinghouse segment is important to investors and management to demonstrate the profitability of our other segments, as well as to point out certain non-cash charges related to this investment.

THE SHAW GROUP INC. AND SUBSIDIARIES
RECONCILIATION OF SHAW CONSOLIDATED RESULTS TO SHAW EXCLUDING INVESTMENT IN WESTINGHOUSE SEGMENT
FOR THE THREE MONTHS ENDED NOVEMBER 30, 2010
(in millions, except per share data)	Q-1 FY 2011
	Quarter ended November 30, 2010
		Westinghouse	Excluding
	Consolidated	Segment	Westinghouse

Revenues	$1,542.6	$-	$1,542.6
Cost of revenues	1,481.7	-	1,481.7
Gross profit	60.9	-	60.9

Selling, general and administrative expenses	70.9	0.1	70.8

Operating income	(10.0)	(0.1)	(9.9)

Interest expense	(1.3)	-	(1.3)
Interest expense on Japanese yen-denominated bonds including accretion and amortization	(10.5)	(10.5)	-
Interest income	2.3	-	2.3
Foreign currency translation gains (losses) on Japanese yen-denominated bonds, net	(12.4)	(12.4)	-
Other foreign currency transaction gains (losses), net	1.0	-	1.0
Other income (expense), net	0.4	-	0.4
	(20.5)	(22.9)	2.4

Income (loss) before income taxes and earnings from unconsolidated entities	(30.5)	(23.0)	(7.5)
Provision (benefit) for income taxes	(12.0)	(9.1)	(2.9)

Income (loss) before earnings from unconsolidated entities	(18.5)	(13.9)	(4.6)

Income from 20% Investment in Westinghouse, net of income taxes	2.5	2.5	-
Earnings (losses) from unconsolidated entities, net of income taxes	0.4	-	0.4

Net income (loss)	(15.6)	(11.4)	(4.2)

Noncontrolling interests in income of consolidated subsidiaries, net of tax	(0.8)	-	(0.8)

Net income (loss) attributable to Shaw	($16.4)	($11.4)	($5.0)

Net income (loss) attributable to Shaw per common share:
Basic	$(0.19)	$(0.13)	$(0.06)
Diluted	$(0.19)	$(0.13)	$(0.06)

Weighted average shares outstanding:
Basic	84.9	84.9	84.9
Diluted	84.9	84.9	84.9

THE SHAW GROUP INC. AND SUBSIDIARIES
RECONCILIATION OF SHAW CONSOLIDATED RESULTS TO SHAW EXCLUDING INVESTMENT IN WESTINGHOUSE SEGMENT
FOR THE THREE MONTHS ENDED NOVEMBER 30, 2009
(in millions, except per share data)	Q-1 FY 2010
	Quarter ended November 30, 2009
		Westinghouse	Excluding
	Consolidated	Segment	Westinghouse

Revenues	$1,858.5	-	$1,858.5
Cost of revenues	1,703.8	-	1,703.8
Gross profit	154.7	-	154.7

Selling, general and administrative expenses	75.8	0.1	75.7

Operating income	78.9	(0.1)	79.0

Interest expense	(1.0)	-	(1.0)
Interest expense on Japanese yen-denominated bonds including accretion and amortization	(9.3)	(9.3)	-
Interest income	2.0	-	2.0
Foreign currency translation gains (losses) on Japanese yen-denominated bonds, net	(102.3)	(102.3)	-
Other foreign currency transaction gains (losses), net	(0.4)	-	(0.4)
Other income (expense), net	5.0	-	5.0
	(106.0)	(111.6)	5.6

Income (loss) before income taxes and earnings from unconsolidated entities	(27.1)	(111.7)	84.6
Provision (benefit) for income taxes	(11.2)	(43.0)	31.8

Income (loss) before earnings from unconsolidated entities	(15.9)	(68.7)	52.8

Income from 20% Investment in Westinghouse, net of income taxes	(0.4)	(0.4)	-
Earnings (losses) from unconsolidated entities, net of income taxes	0.2	-	0.2

Net income (loss)	(16.1)	(69.1)	53.0

Noncontrolling interests in income of consolidated subsidiaries, net of tax	(4.4)	-	(4.4)

Net income (loss) attributable to Shaw	($20.5)	(69.1)	$48.6

Net income (loss) attributable to Shaw per common share:
Basic	$(0.25)	$(0.82)	$0.57
Diluted	$(0.25)	$(0.82)	$0.57

Weighted average shares outstanding:
Basic	83.4	83.4	83.4
Diluted	83.4	83.4	85.3

REGULATION G DISCLOSURES

The Shaw Group Inc. defines EBITDA as earnings before interest expense, income taxes, depreciation and amortization. EBITDA is an important financial measure used by The Shaw Group Inc. to assess performance. Although it is calculated using components derived from our GAAP financial statements, EBITDA itself is not a GAAP measure. The following table reflects the company's calculation of EBITDA and EBITDA percentage. Calculations of EBITDA should not be viewed as a substitute for calculations under GAAP, including cash flow from operations, operating income and net income. In addition, EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company.

THE SHAW GROUP INC. AND SUBSIDIARIES RECONCILIATION OF EBITDA CALCULATION FOR THE THREE MONTHS ENDED NOVEMBER 30, 2010

	Q-1 FY 2011

(in millions)	Consolidated	Westinghouse Segment	Excluding Westinghouse

Net income (loss) attributable to Shaw	$(16.4)	$(11.4)	$(5.0)
Interest expense	11.8	10.5	1.3
Depreciation and amortization	17.6	-	17.6
Provision for income taxes	(12.0)	(9.1)	(2.9)
Income taxes on unconsolidated subs	1.8	1.6	0.2
EBITDA	$2.8	$(8.4)	$11.2

THE SHAW GROUP INC. AND SUBSIDIARIES RECONCILIATION OF EBITDA CALCULATION FOR THE THREE MONTHS ENDED NOVEMBER 30, 2009

	Q-1 FY 2010

(in millions)	Consolidated	Westinghouse Segment	Excluding Westinghouse

Net income (loss) attributable to Shaw	$(20.5)	$(69.1)	$48.6
Interest expense	10.3	9.3	1.0
Depreciation and amortization	14.8	-	14.8
Provision for income taxes	(11.2)	(43.0)	31.8
Income taxes on unconsolidated subs	-	(0.2)	0.2
EBITDA	$(6.6)	$(103.0)	$96.4

CONTACT:
The Shaw Group Inc.
Gentry Brann, 225-987-7372
gentry.brann@shawgrp.com